Exhibit 10(1)
AMENDMENT NO. 1 dated as of June 9, 2020 (this “Amendment”), to the Term Loan Agreement dated as of March 16, 2020 (the “Existing Credit Agreement”), among HESS CORPORATION, a Delaware corporation; the LENDERS from time to time party thereto; and JPMORGAN CHASE BANK, N.A., as administrative agent.
WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended as set forth herein;
WHEREAS, in connection with the syndication of the Facility and in addition to JPMorgan Chase Bank, N.A. as a joint lead arranger and joint bookrunner, the Borrower intends to appoint each of Goldman Sachs Bank USA, Sumitomo Mitsui Banking Corporation and Citibank, N.A. as a joint lead arranger and joint bookrunner, and DNB Markets, Inc. as a senior managing agent, for the Facility, effective upon such Person (or an Affiliate thereof) becoming a Lender under the Facility; and
WHEREAS, each of the Lenders party hereto, collectively constituting all of the Lenders under the Existing Credit Agreement, is willing to agree to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein (the Existing Credit Agreement, as so amended, being referred to herein as the “Amended Credit Agreement”).
NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Amended Credit Agreement.
SECTION 2. Amendments to Existing Credit Agreement. (a) The cover of the Existing Credit Agreement is hereby amended to be in the form of Exhibit A hereto.
(b) The ninth paragraph of Article VIII of the Existing Credit Agreement is hereby amended and restated as follows:
“None of the Arranger or any other Person appointed as a joint lead arranger or joint bookrunner, senior managing agent or other similar title in connection with the Facility shall have any duties or obligations under this Agreement or any other Loan Document (except in its capacity, as applicable, as the Administrative Agent or as a Lender), but each of the Arranger and such other Persons shall have the benefit of the indemnities provided for hereunder.”
(c) Each other reference in Articles VIII and IX of the Existing Credit Agreement to the Arranger is hereby deemed to include a reference to any other Person appointed as a joint lead arranger or joint bookrunner in connection with the Facility.

SECTION 3. Effectiveness. This Amendment and the amendment of the Existing Credit Agreement as set forth in Section 2 hereof shall become effective as of the first date (the “Amendment No. 1 Effective Date”) on which each of the following conditions precedent shall have been satisfied or waived:
(a) The Administrative Agent shall have received from the Borrower and each of the Lenders under the Existing Credit Agreement as in effect immediately prior to the Amendment No. 1 Effective Date either (i) a counterpart of this Amendment signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile or electronic transmission) that such party has signed a counterpart of this Amendment.
(b)The Administrative Agent shall have received, to the extent invoiced, reimbursement or payment of all out of pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower in connection with this Amendment.
The Administrative Agent shall promptly notify, in writing, the Borrower and the Lenders of the Amendment No. 1 Effective Date, and such notice shall be conclusive and binding.
SECTION 4. Appointment of Additional Titles. In addition to JPMorgan Chase Bank, N.A. as a joint lead arranger and joint bookrunner, the Borrower hereby appoints each of Goldman Sachs Bank USA, Sumitomo Mitsui Banking Corporation and Citibank, N.A. as a joint lead arranger and joint bookrunner, and DNB Markets, Inc. as a senior managing agent, in connection with the Facility, in each case effective upon such Person (or an Affiliate thereof) becoming a Lender under the Facility.
SECTION 5. Effect of Amendment.
(a)Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
(b)On and after the Amendment No. 1 Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, as used in the Existing Credit Agreement, shall refer to the Existing Credit Agreement as amended hereby.
SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, e-mailed .pdf or any other electronic image shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
SECTION 9. Incorporation by Reference. Sections 10.07(b), 10.08, 10.10(b), 10.10(c), 10.10(d), 10.11 and 10.13 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HESS CORPORATION

by
/s/ John P. Rielly
Name: John P. Rielly
Title: Executive Vice President and
Chief Financial Officer

[Signature Page to Amendment No. 1 to the Term Loan Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender
by
/s/ Arina Mavilian
Name: Arina Mavilian
Title: Authorized Signatory

Exhibit A

[See Attached]

TERM LOAN AGREEMENT
dated as of March 16, 2020,
among
HESS CORPORATION,
THE LENDERS PARTY HERETO,
and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
_________________________
JPMORGAN CHASE BANK, N.A.,
GOLDMAN SACHS BANK USA,
SUMITOMO MITSUI BANKING CORPORATION
and
CITIBANK, N.A.,
as Joint Lead Arrangers and Joint Bookrunners

DNB MARKETS, INC.,
as Senior Managing Agent

_________________________

[CS&M Ref No. 6701-425]